TAXES ON INCOME	12 Months Ended
Dec. 31, 2013
TAXES ON INCOME [Abstract]
TAXES ON INCOME
NOTE 8 - TAXES ON INCOME:

a.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the "Law")

Under the Law, by virtue of the "approved enterprise" status granted to the enterprises of Corrigent, the holder of the "approved enterprise" status is entitled to various tax benefits, including the following:

1)	Reduced tax rates

The period of tax benefits is 7 years, commencing in the first year in which the Company earns taxable income from the approved enterprise, subject to certain limitations. Income derived from the approved enterprise is tax exempt for a period of 2 years, after which the income from these enterprises is taxable at reduced tax rates for 5 years, the remainder of the period of tax benefits.

2)	Conditions for entitlement to the benefits

The entitlement to the above benefits is conditional upon fulfilling the conditions stipulated by the Law, regulations published thereunder and the instruments of approval for the specific investments in approved enterprises. In the event of failure to comply with these conditions, the benefits may be reduced or cancelled and the Company may be required to refund the amount of the benefits, in whole or in part, with the addition of linkage differences to the Israeli CPI and interest.

In the event of distribution of cash dividends out of income which was tax exempt as above, the Company would have to pay 25% tax in respect of the amount distributed.

Preferred Enterprises

Additional amendments to the Law became effective in January 2011 (the "2011 Amendment"). Under the 2011 Amendment, income derived by 'Preferred Companies' from 'Preferred Enterprises' (both as defined in the 2011 Amendment) would be subject to a uniform rate of corporate tax as opposed to the current incentives that are limited to income from Approved or Benefiting Enterprises during their benefits period. According to the 2011 Amendment, the uniform tax rate on such income, referred to as 'Preferred Income', would be 10% in areas in Israel that are designated as Development Zone A and 15% elsewhere in Israel during 2011-2012, 7% and 12.5%, respectively, in 2013-2014, and 6% and 12%, respectively, thereafter. Income derived by a Preferred Company from a 'Special Preferred Enterprise' (as defined in the Approved Enterprise) would enjoy further reduced tax rates for a period of ten years of 5% in Zone A and 8% elsewhere.

As with dividends distributed from taxable income derived from an Approved Enterprise or Benefiting Enterprise during the applicable benefits period, dividends distributed from Preferred Income would be subject to a 15% tax (or lower, if so provided under an applicable tax treaty), which would generally be withheld by the distributing company. While the Company may incur additional tax liability in the event of distribution of dividends from tax exempt income generated from its Approved and Benefiting Enterprises, no additional tax liability will be incurred by the Company in the event of distribution of dividends from income taxed in accordance with the 2011 Amendment.

Under a recent amendment, announced in August 2013, beginning in 2014, dividends paid out of income attributed to a Preferred Enterprise will be subject to a withholding tax rate of 20% (instead of 15%). In addition, tax rates under the Preferred Enterprise were also raised effective as of January 1, 2014 to 9% in Zone A and 16% elsewhere (instead of the 6% and 12%, respectively).

As of December 31, 2013 the Company did not elect to implement the 2011 Amendment.

b.	Tax rates applicable to income from other sources:

1)	Income from other sources in Israel

On December 6, 2011, the "Tax Burden Distribution Law" Legislation Amendments (2011) was published in the official gazette. Under this law, the previously approved gradual decrease in corporate tax is discontinued. The corporate tax rate  increased to 25% beginning in 2012.

On July 30, 2013, the Israeli Parliament (the Knesset) approved the second and third readings of the Economic Plan for 2013-2014 ("Amended Budget Law") which consists, among others, of fiscal changes whose main aim is to enhance long-term collection of taxes. These changes include, among others, raising the Israeli corporate tax rate from 25% to 26.5%.

2)	Income of non-Israeli subsidiaries

Non-Israeli subsidiaries are taxed according to the tax laws in their countries of residence.

c.	Measurement of the results for tax purposes under the Income Tax (Inflationary Adjustments) Law, 1985

Until December 31, 2007, results for tax purposes were measured on a real basis adjusted for the increase in the Israeli CPI. As explained in Note 1a(2), the financial statements are presented in dollars. The difference between the change in the Israeli CPI and the NIS-dollar exchange rate, both on annual and cumulative bases, causes a difference between taxable income and income reflected in these financial statements.

Effective January 1, 2008, the provisions of the Inflationary Adjustments Law will no longer apply to the Company in 2008 and thereafter.

Accounting guidance prohibits the recognition of deferred tax liabilities or assets that arise from differences between the financial reporting and tax bases of assets and liabilities that are measured from the local currency into dollars using historical exchange rates, and that result from changes in exchange rates or indexing for tax purposes. Consequently, the abovementioned differences were not reflected in the computation of deferred tax assets and liabilities.

d.	Deferred income taxes

At December 31, 2013, the Company had accumulated tax losses amounting to approximately $294 million (December 31, 2012 - approximately $285 million) and carry forward capital losses for tax purposes of approximately $68 million (December 31, 2012 - $68 million). These losses are mainly denominated in NIS. Accumulated business tax losses are available indefinitely to offset future taxable business income, and carry forward capital losses for tax purposes are available indefinitely to offset future capital gains only. Orckit and each of its subsidiaries are assessed on a stand-alone basis. As a result, accumulated tax losses in each of the entities can offset future taxable business income only in the entity in which they were generated. Substantially all of the carry forward amounts have no expiration date.

At December 31, 2013, the Company had a net deferred tax asset (mostly in respect of carry forward losses and capital losses), in the amount of approximately $93 million (December 31, 2012 - approximately $90 million). The net deferred tax asset increased by approximately $9 million due to business losses in 2013, and increase in the estimated future tax rate to be effective upon the utilization of the carry-forward losses (See note 8b(1)). A valuation allowance for the entire amount of such asset was set up, since it is more likely than not that the deferred tax assets will not be realized in the foreseeable future.

Valuation allowance during the year:

	Year ended December 31
	2011	2012	2013
	In thousands

Balance at beginning of year	$60,960	$86,925	$90,391
Additions	25,965	3,466	5,539
Balance at end of year	$86,925	$90,391	$95,930

e.	Uncertain tax positions

Following is a reconciliation of the total amounts of the Company's unrecognized tax benefits at the beginning and the end of the years ended on December 31, 2011, 2012 and 2013:

	Year ended December 31
	2011	2012	2013
	In thousands
Balance at beginning of year	$241	$261	$281
Increase (decrease) in unrecognized tax benefits as
a result of tax positions taken during a prior period	20	20	(281)
Balance at end of year	$261	$281	-

A summary of open tax years by major jurisdiction is presented below:

Jurisdiction	Years
Israel	2010-2013
United States	2010-2013
Japan	2010-2013
India	2012-2013

f.	Tax rate reconciliation

In 2013, 2012, and 2011, the main reconciling item from the statutory tax rate of the Company (2013 - 25%, representing a theoretical tax benefit of approximately $1.5 million; 2012 - 25%, representing a theoretical tax benefit of approximately $1.1 million; 2011 - 24%, representing a theoretical tax benefit of approximately $4.2 million) to the effective tax rate (0%) is the set up of a valuation allowance against the deferred tax asset created in respect of the losses in 2013, 2012 and 2011.